CONSTRUCTION LOAN AGREEMENT
                                     BETWEEN
                     PIZZA INN, INC., A MISSOURI CORPORATION
                                       AND
                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

                        EXECUTED AS OF DECEMBER 28, 2000

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     Page  28
                                TABLE OF CONTENTS
                                                                            Page

ARTICLE  1.     DEFINITIONS     1
1.1     DEFINED  TERMS     1
1.2     EXHIBITS  INCORPORATED     2
ARTICLE  2.     LOAN     3
2.1     LOAN     3
2.2     LOAN  DOCUMENTS     3
2.3     EFFECTIVE  DATE     3
2.4     LOAN  CONVERSION     3
2.5     MATURITY  DATE     3
2.6     CREDIT  FOR  PRINCIPAL  PAYMENTS     3
2.7     APPRAISAL  REQUIREMENT     3
2.8     FULL  REPAYMENT  AND  RELEASE  OF  LIEN     3
ARTICLE  3.     DISBURSEMENT     4
3.1     CONDITIONS  PRECEDENT     4
3.2     ACCOUNT,  PLEDGE  AND ASSIGNMENT, AND DISBURSEMENT AUTHORIZATION     4
3.3     BORROWER'S  FUNDS  ACCOUNT,  PLEDGE  AND  ASSIGNMENT     4
3.4     LOAN  DISBURSEMENTS     4
ARTICLE  4.     CONSTRUCTION     4
4.1     COMMENCEMENT  OF  CONSTRUCTION     4
4.2     COMPLETION  OF  CONSTRUCTION     5
4.3     COMMENCEMENT  AND  COMPLETION     5
4.4     COMMENCEMENT  AND  COMPLETION  OF  OFFSITE  IMPROVEMENTS     5
4.5     FORCE  MAJEURE     5
4.6     CONSTRUCTION  AGREEMENT     5
4.7     ARCHITECT'S  AGREEMENT     5
4.8     PLANS  AND  SPECIFICATIONS.     5
4.9     CONTRACTOR/CONSTRUCTION  INFORMATION     5
4.10     PROHIBITED  CONTRACTS     6
4.11     LIENS  AND  NOTICES     6
4.12     CONSTRUCTION  RESPONSIBILITIES     6
4.13     ASSESSMENTS  AND  COMMUNITY  FACILITIES  DISTRICTS     6
4.14     DELAY     6
4.15     INSPECTIONS     6
4.16     SURVEYS     6
ARTICLE  5.     INSURANCE     7
5.1     TITLE  INSURANCE     7
5.2     PROPERTY  INSURANCE     7
5.3     FLOOD  HAZARD  INSURANCE     7
5.4     LIABILITY  INSURANCE     7
5.5     GENERAL     8
ARTICLE  6.     REPRESENTATIONS  AND  WARRANTIES     7
6.1     AUTHORITY/ENFORCEABILITY     7
6.2     BINDING  OBLIGATIONS     7
6.3     FORMATION  AND  ORGANIZATIONAL  DOCUMENTS     7
6.4     NO  VIOLATION     7
6.5     COMPLIANCE  WITH  LAWS     7
6.6     LITIGATION     7
6.7     FINANCIAL  CONDITION     7
6.8     NO  MATERIAL  ADVERSE  CHANGE     8
6.9     LOAN  PROCEEDS  AND  ADEQUACY     8
6.10     ACCURACY     8
6.11     TAX  LIABILITY     8
6.12     UTILITIES     8
6.13     COMPLIANCE     8
6.14     AMERICANS  WITH  DISABILITIES  ACT  COMPLIANCE     8
6.15     BUSINESS  LOAN     8
ARTICLE  7.     HAZARDOUS  MATERIALS     8
7.1     SPECIAL  REPRESENTATIONS  AND  WARRANTIES     8
7.2     HAZARDOUS  MATERIALS  COVENANTS     9
7.3     INSPECTION  BY  LENDER     9
7.4     HAZARDOUS  MATERIALS  INDEMNITY     9
ARTICLE  8.     SET  ASIDE  LETTERS     9
8.1     SET  ASIDE  LETTERS     9
ARTICLE  9.     COVENANTS  OF  BORROWER     10
9.1     EXPENSES     10
9.2     ERISA  COMPLIANCE     10
9.3     LEASING     10
9.4     APPROVAL  OF  LEASES     10
9.5     INTENTIONALLY  OMITTED.     10
9.6     SUBDIVISION  MAPS     10
9.7     OPINION  OF  LEGAL  COUNSEL     10
9.8     FURTHER  ASSURANCES     10
9.9     ASSIGNMENT     11
9.10     MANAGEMENT  OF  PROPERTY     11
ARTICLE  10.     REPORTING  COVENANTS     11
10.1     FINANCIAL  INFORMATION     11
10.2     BOOKS  AND  RECORDS     11
ARTICLE  11.     DEFAULTS  AND  REMEDIES     11
11.1     DEFAULT     11
11.2     ACCELERATION  UPON  DEFAULT;  REMEDIES     12
11.3     DISBURSEMENTS  TO  THIRD  PARTIES     12
11.4     LENDER'S  COMPLETION  OF  CONSTRUCTION     12
11.5     LENDER'S  CESSATION  OF  CONSTRUCTION     12
11.6     REPAYMENT  OF  FUNDS  ADVANCED     12
11.7     RIGHTS  CUMULATIVE,  NO  WAIVER     12
ARTICLE  12.     MISCELLANEOUS  PROVISIONS     13
12.1     INDEMNITY     13
12.2     FORM  OF  DOCUMENTS     13
12.3     NO  THIRD  PARTIES  BENEFITED     13
12.4     NOTICES     13
12.5     ATTORNEY-IN-FACT     13
12.6     ACTIONS     13
12.7     RIGHT  OF  CONTEST     13
12.8     RELATIONSHIP  OF  PARTIES     13
12.9     DELAY  OUTSIDE  LENDER'S  CONTROL     13
12.10     ATTORNEYS'  FEES  AND  EXPENSES;  ENFORCEMENT     14
12.11     IMMEDIATELY  AVAILABLE  FUNDS     14
12.12     LENDER'S  CONSENT     14
12.13     LOAN  SALES  AND  PARTICIPATIONS;  DISCLOSURE  OF INFORMATION     14
12.14     INTENTIONALLY  OMITTED.     14
12.15     SIGNS     14
12.16     LENDER'S  AGENTS     14
12.17     TAX  SERVICE     14
12.18     WAIVER  OF  RIGHT  TO  TRIAL  BY  JURY     14
12.19     SEVERABILITY     15
12.20     HEIRS,  SUCCESSORS  AND  ASSIGNS     15
12.21     TIME     15
12.22     HEADINGS     15
12.23     GOVERNING  LAW     15
12.24     INTEREST  PROVISIONS.     15
12.25     JOINT  AND  SEVERAL  LIABILITY     16
12.26     COUNTERPARTS     16
12.27     INTEGRATION;  INTERPRETATION     16
12.28     ARBITRATION.     16
EXHIBIT  A  -  DESCRIPTION  OF  PROPERTY     19
EXHIBIT  B  -  DOCUMENTS     20
EXHIBIT  C  -  FINANCIAL  REQUIREMENT  ANALYSIS     21
EXHIBIT  D  -  DISBURSEMENT  PLAN     22
EXHIBIT  E  -  AFFIDAVIT  OF  COMMENCEMENT     25
EXHIBIT  F  -  AFFIDAVIT  OF  COMPLETION     27

                           CONSTRUCTION LOAN AGREEMENT
THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is executed as of December 28, 2000, by and between PIZZA INN, INC., a Missouri corporation ("Borrower") and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Lender").
                                 R E C I T A L S
                                 ---------------
A.     Borrower  owns  or  will own certain real property described in Exhibit A
                                                                       ---------
hereto  ("Property").
B. Borrower proposes to construct on the Property certain improvements consisting of: an office/warehouse facility together with all appurtenances, fixtures, and tenant improvements now or hereafter located on the Property
("Improvements"). The Improvements shall be constructed in accordance with plans and specifications which Borrower has heretofore, or will hereafter deliver to Lender, as amended in order to comply with the terms and conditions of this Agreement ("Plans and Specifications"). Borrower has requested from Lender a loan for the purpose of such construction.
NOW,  THEREFORE,  Borrower  and  Lender  agree  as  follows:
                           ARTICLE 1.     DEFINITIONS
1.1     DEFINED  TERMS.  The  following capitalized terms generally used in this
        --------------
Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections.
"Account" - means an account with Lender,  in the name of Borrower or Borrower's
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designee  into  which  Loan  proceeds  will  be  deposited.
"ADA"  - means the Americans with Disabilities Act, 42 U.S.C.    12101, et. seq.
 ---
as  now  or  hereafter  amended  or  modified.
"Affidavit  of  Commencement"  - shall have the meaning ascribed to such term in
 ---------------------------
Section  4.1.
 -
"Affidavit  of  Completion"  -  shall  have the meaning ascribed to such term in
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Section  4.2.
 ---
"Agreement"  -  shall  have  the  meaning  ascribed to such term in the preamble
 ---------
hereto.
 ----
"Architect"  -  means  Alliance  Architects,  Inc.
 ---------
"Architect's  Agreement"  - means that certain agreement by and between Borrower
 ----------------------
and  Architect.
"Bankruptcy  Code" - means the Bankruptcy Reform Act of 1978 (11 USC   101-1330)
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as  now  or  hereafter  amended  or  recodified.
"Bonded  Work"  -  shall  have the meaning ascribed to such term in Section 8.1.
 ------------
"Borrower"  -  means  PIZZA  INN,  INC.,  a  Missouri  corporation.
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"Borrower's  Funds" - means all funds of Borrower deposited with Lender pursuant
 -----------------
to  the  terms  and  conditions  of  this  Agreement.
"Borrower's  Funds Account" - means the account with Lender into which all funds
 -------------------------
deposited with Lender pursuant to this Agreement shall be placed. "Business Day" - means a day of the week (but not a Saturday, Sunday or holiday)
 ------------
on which the offices of Lender are open to the public for carrying on substantially all of Lender's business functions. Unless specifically referenced in this Agreement as a Business Day, all references to "days" shall be to calendar days.
"Completion  Date"  -  means November 1, 2001, the date by which construction of
 ----------------
the  Improvements  must  be  complete.
 -
"Construction  Agreement" - means an agreement to construct the Improvements now
 -----------------------
or  hereafter  executed  between  Borrower  and  Contractor.
"Construction  Loan"  -  the  Loan  made  for the purpose of the acquisition and
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construction  of  the  Property  and maturing on January 1, 2002 unless the Loan
 ----
Conversion  occurs.
 --
"Contractor"  -  means  Bob  Moore  Construction.
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"Deed  of  Trust"  - means that certain Construction Deed of Trust with Absolute
 ---------------
Assignment  of  Leases  and Rents, Security Agreement and Fixture Filing of even
 -
date  herewith  executed  by Borrower, as Grantor, for the benefit of Lender, as
 -
Beneficiary,  as  hereafter  amended,  supplemented,  replaced  or  modified.
 -
"Default"  -  shall  have  the  meaning  ascribed  to such term in Section 11.1.
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"Effective  Date"  -  means the date that the Loan Documents are unconditionally
 ---------------
executed  and  delivered  by  Borrower  and  Lender.
 -
"Guarantor"  -  has  the  meaning  specified  in  the  Master  Loan  Agreement.
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"Hazardous  Materials" - shall have the meaning ascribed to such term in Section
 --------------------
7.1(a).
"Hazardous  Materials  Claims" - shall have the meaning ascribed to such term in
 ----------------------------
Section  7.1(c).
"Hazardous  Materials  Laws"  -  shall have the meaning ascribed to such term in
 --------------------------
Section  7.1(b).
 --
"Improvements"  -  shall  have  the  meaning ascribed to such term in Recital B.
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"Indebtedness"  -  means  all  principal,  interest and other charges payable by
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Borrower  to  Lender  pursuant  to  the Note and all other sums which may become
 ---
payable  by  Borrower  to  Lender  pursuant to the Master Loan Agreement and the
 ---
other  Loan  Documents.
 ---
"Lender"  -  means  WELLS  FARGO  BANK  TEXAS,  NATIONAL  ASSOCIATION.
 ------
"Loan"  - means the principal sum that Lender agrees to lend and Borrower agrees
 ----
to borrow pursuant to the terms and conditions of this Agreement: Eight Million One Hundred Twenty-Five Thousand and No/100 Dollars ($8,125,000.00).
"Loan Conversion" - The conversion of the Loan from the Construction Loan to the
 ---------------
Mini-Perm Loan all in accordance with the provisions of Section 2.4 hereof. The effective date of the Loan Conversion shall be the first (1st) day of the calendar month following the satisfaction of the Loan Conversion requirements set forth in Section 2.4, which effective date shall not be later than January 1, 2002.
"Loan  Documents"  -  means those documents, as hereafter amended, supplemented,
 ---------------
replaced  or  modified,  properly executed and in recordable form, if necessary,
 -
listed  in  Exhibit  B  as  Loan  Documents.
 -          ----------
"Loan-to-Value  Percentage"  -  shall  have the meaning ascribed to such term in
 -------------------------
Section  2.7.
 --
"Master  Loan  Agreement" - means the Second Amended and Restated Loan Agreement
 -----------------------
dated  as  of  March  31,  2000 between Borrower and Lender, as amended by First
Amendment to the Second Amended and Restated Loan Agreement dated of even date herewith.
"Maturity  Date"  -  has  the  meaning  specified  in  Section  2.5.
 --------------
"Maximum  Lawful Rate" - shall have the meaning ascribed to such term in Section
 --------------------
12.24(b).
"Mini-Perm  Loan"  -  to  the  extent  Loan  Conversion  occurs, the Loan, as so
 ---------------
converted  and  scheduled  to  mature  December  28,  2007.
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"Note"  -  means  that  certain  Promissory  Note  of even date herewith, in the
 ----
original  principal  amount of the Loan, executed by Borrower and payable to the
 ----
order of Lender, as hereafter amended, supplemented, replaced or modified. "Obligee" - shall have the meaning ascribed to such term in Section 8.1.
 -------
"Participant"  -  shall have the meaning ascribed to such term in Section 12.13.
    --------
"Plans  and  Specifications"  -  shall have the meaning ascribed to such term in
 --------------------------
Recital  B.
 --
"Property"  -  shall  have  the  meaning  ascribed  to  such  term in Recital A.
 --------
"Secured Obligations" - shall have the meaning ascribed to such term in the Deed
 -------------------
of  Trust.
"Set  Aside  Letter"  -  shall have the meaning ascribed to such term in Section
 ------------------
8.1.
 --
"Subdivision Map" - shall have the meaning ascribed to such term in Section 9.7.
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"Surety"  -  shall  have  the  meaning  ascribed  to  such  term in Section 8.1.
 ------
"Title  Company"  means Republic Title of Texas, Inc., as agent for Commonwealth
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Land  Title  Insurance  Company.
"Title  Policy"  - means the standard Texas promulgated form of Mortgagee Policy
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of  Title  Insurance  as  issued  by  the  Title  Company.
1.2     EXHIBITS  INCORPORATED.  Exhibits  A,  B,  C,  D,  E and F, all attached
        ----------------------   -----------   -   -   -   -     -
hereto,  are  hereby  incorporated  into  this  Agreement.
                               ARTICLE 2.     LOAN
2.1     LOAN.  By  and  subject to the terms of this Agreement, Lender agrees to
        ----
lend to Borrower and Borrower agrees to borrow from Lender the principal sum of Eight Million One Hundred Twenty-Five Thousand and No/100 Dollars ($8,125,000.00), said sum to be evidenced by the Note of even date herewith. The Note shall be secured, in part, by the Deed of Trust, of even date herewith, encumbering certain real property and improvements as legally defined therein. Amounts disbursed to or on behalf of Borrower pursuant to the Note shall be used to finance the acquisition and construction of the Property and Improvements and for such other purposes and uses as may be permitted under this Agreement and the  other  Loan  Documents.
2.2     LOAN DOCUMENTS.  Borrower shall deliver to Lender concurrently with this
        --------------
Agreement each of the documents, properly executed and in recordable form, as applicable, described in Exhibit B as Loan Documents.
                            ----------
2.3     EFFECTIVE  DATE.  The  date  of  the  Loan  Documents  is  for reference
        ---------------
purposes only. The Effective Date of the parties' obligations under this Agreement and the other Loan Documents shall be the date that such Loan Documents are unconditionally executed and delivered by Borrower and Lender, and Borrower's and Lender's rights and obligations under the Loan Documents shall not be effective until the Effective Date.
2.4     LOAN  CONVERSION.  The  Construction  Loan  may  be  converted  into the
        ----------------
Mini-Perm Loan upon written request of Borrower given to Lender not less than thirty (30) days before the anticipated date for the Loan Conversion, and upon satisfaction of the following:
(a) Completion of all construction work contemplated by the Plans and Specifications and the Budget to the satisfaction of Lender, together with Borrower's provision to Lender of a certificate of substantial completion in a form acceptable to Lender and certified by Borrower and Borrower's architect;
(b) Evidence satisfactory to Lender, reflecting the full payment of, and executed lien waivers from, all contractors, subcontractors and others with respect to the construction of the Improvements.
(c) Borrower's provision to Lender with an as-built survey for the Property in a form satisfactory to Lender in all respects and not indicating any matters not shown in any previous survey provided to Lender which are reasonably objectionable to Lender;
(d) No Default or any event, circumstance or action which, with the giving of notice, passage of time or failure to cure would give rise to a Default, has occurred and is then existing;
(e) Lender shall have received a down-date endorsement pursuant to Procedural Rule P-9b(4), and other endorsements amending the mechanic's and materialmen's lien coverage and, if applicable, deleting the pending disbursements clause pursuant to Procedural Rule P-8b(2), and, if applicable, a Form T38 Endorsement pursuant to Procedural Rule P-9b(3) to the Title Policy in form and content satisfactory to Lender.
Loan Conversion shall occur or be deemed to have occurred on the 1st day of the calendar month which follows Borrower's satisfaction of the foregoing conditions precedent to Loan Conversion, as determined by Lender. To the extent Loan Conversion has not occurred by January 1, 2002, then Borrower shall not thereafter be eligible for Loan Conversion.
2.5     MATURITY  DATE.  The  Maturity  Date  of the Loan means (a) at all times
        --------------
prior to Loan Conversion, January 1, 2002, and (b) if Loan Conversion occurs on or before January 1, 2002, then December 28, 2007; subject to the right of acceleration provided herein and elsewhere in the Loan Documents, at which time all sums due and owing under this Agreement and the other Loan Documents shall be repaid in full. All payments due to Lender under this Agreement, whether at the Maturity Date or otherwise, shall be paid in immediately available funds.
2.6     CREDIT  FOR  PRINCIPAL  PAYMENTS.  Any payment made upon the outstanding
        --------------------------------
principal balance of the Loan shall be credited as of the Business Day received, provided such payment is received by Lender no later than 11:00 a.m. (Pacific
Standard Time or Pacific Daylight Time, as applicable) and constitutes immediately available funds. Any principal payment received after said time or which does not constitute immediately available funds shall be credited upon such funds having become unconditionally and immediately available to Lender.
2.7     APPRAISAL  REQUIREMENT.  Lender  shall have received a written appraisal
        ----------------------
prepared in conformance with the requirements of the Comptroller of the Currency confirming to the satisfaction of Lender that the Loan amount as a percentage of the fair market value of the Property and Improvements (after adjustment for senior liens and regular and special taxes and assessments) does not exceed seventy-five percent (75%) ("Loan-to-Value Percentage"); provided, however, in
                                                           --------  -------
the event such fair market value is not adequate to meet the required Loan-to-Value Percentage, then Borrower shall, within thirty (30) days after written demand from Lender, pay down the outstanding principal balance of the Loan such that said required Loan-to-Value Percentage may be met.
2.8     FULL  REPAYMENT AND RELEASE OF LIEN.  Upon receipt of all sums owing and
        -----------------------------------
outstanding under the Loan Documents, Lender shall issue a full release of lien covering the Property and Improvements from the lien of the Deed of Trust; provided, however, that all of the following conditions shall be satisfied at
     ---   -------
the time of, and with respect to, such release of lien: (a) Lender shall have received all escrow, closing and recording costs, the costs of preparing and delivering such release of lien and any sums then due and payable under the Loan Documents; and (b) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property and Improvements. Lender's obligation to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such full release of lien, and any commitment of Lender to lend any undisbursed portion of the Loan shall be canceled.
                           ARTICLE 3.     DISBURSEMENT
3.1     CONDITIONS  PRECEDENT.  Lender's obligation to make any disbursements or
        ---------------------
take any other action under the Loan Documents shall be subject at all times to satisfaction of each of the following conditions precedent:
(a) There shall exist no Default, as defined in this Agreement, or Default as defined in any of the other Loan Documents, or event, omission or failure of condition which would constitute a Default after notice or lapse of time, or both; and
(b) Any undisbursed Loan funds together with all sums, if any, to be provided by Borrower as shown in Exhibit C shall be at all times equal to or
                                     ---------
greater  than the amount which Lender from time to time determines necessary to:
(i) pay, through completion, all costs of development and construction of the Property and Improvements in accordance with the Loan Documents; (ii) pay all sums which may accrue under the Loan Documents prior to repayment of the Loan; and (iii) enable Borrower to perform and satisfy all of the covenants of Borrower contained in the Loan Documents. If Lender determines at any time that the undisbursed Loan funds are insufficient for said purposes, Borrower shall deposit the amount of such deficiency in the Borrower's Funds Account within seven (7) days of Lender's written demand; and
(c) Lender shall have received all Loan Documents, other documents, instruments, policies, and forms of evidence or other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents; and
(d) As a condition to the initial advance hereunder, Lender shall have received and approved in form and substance satisfactory to Lender: (i) a soils report for the Property and Improvements; (ii) an environmental questionnaire and environmental site assessment with respect to the presence, if any, of Hazardous Materials on the Property and Improvements; (iii) two sets of the Plans and Specifications, certified as complete by the Architect, together with evidence of all necessary or appropriate approvals of governmental agencies;
(iv) copies of all agreements which are material to completion of the Improvements; (v) copies of all building permits and similar permits, licenses, approvals, development agreements and other authorizations of governmental agencies required in connection with the development of the Property and Improvements; and (vi) copies of any initial study, negative declaration, mitigated negative declaration, environmental impact report, notice of determination or notice of exemption prepared, adopted, certified or filed by or with any governmental agency in connection with the Property and Improvements.
3.2     ACCOUNT,  PLEDGE  AND  ASSIGNMENT,  AND DISBURSEMENT AUTHORIZATION.  The
        ------------------------------------------------------------------
proceeds of the Loan and Borrower's Funds, when qualified for disbursement, shall be deposited into the Account or otherwise disbursed to or for the benefit or account of Borrower under the terms of this Agreement. Disbursements hereunder may be made by Lender upon the written request of any person who has been authorized by Borrower to request such disbursements until such time as written notice of Borrower's revocation of such authority is received by Lender at the address shown in Exhibit D. As additional security for Borrower's
                             ----------
performance under the Loan Documents, Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Account.
3.3     BORROWER'S  FUNDS  ACCOUNT,  PLEDGE AND ASSIGNMENT.  Except as otherwise
        --------------------------------------------------
provided in this Agreement, all of the Borrower's Funds which are deposited with Lender by Borrower as shown in Exhibit C, or any other provision of the Loan
                                   ---------
Documents, shall be placed in the Borrower's Funds Account with, and controlled by, Lender for disbursement under this Agreement. As additional security for Borrower's performance under the Loan Documents, Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Borrower's Funds Account.
3.4     LOAN DISBURSEMENTS.  Subject to the conditions set forth in Section 3.1,
        ------------------
the proceeds of the Loan and Borrower's Funds shall be disbursed in accordance with the terms and conditions of Exhibit D. Disbursements made after the
                                       ----------
deposit  of  Borrower's  Funds  shall  be  made  first from the Borrower's Funds
Account until depleted. All disbursements shall be held by Borrower in trust and applied by Borrower solely for the purposes for which the funds have been disbursed. Lender has no obligation to monitor or determine Borrower's use or application of the disbursements.
                           ARTICLE 4.     CONSTRUCTION
4.1     COMMENCEMENT  OF  CONSTRUCTION.  Borrower shall commence construction of
        ------------------------------
the Improvements without delay after recordation of the Deed of Trust. Within ten (10) days after the commencement of construction of the Improvements, Borrower shall execute and cause the Contractor to execute and shall file in Real Property Records of the county in which the Property is located, an affidavit ("Affidavit of Commencement"), in the form attached as Exhibit Eor
                                                                     ---------
otherwise satisfactory to Lender. The date of commencement of the construction of the Improvements as set forth in such Affidavit of Commencement shall be a date after the date of the recordation of the Deed of Trust.
4.2     COMPLETION OF CONSTRUCTION.  Borrower shall complete construction of the
        --------------------------
Improvements on or before the Completion Date. Within ten (10) days after the construction of the Improvements has been completed, Borrower shall execute and file in the Real Property Records of the county in which the Property is located, an affidavit ("Affidavit of Completion") in the form attached as Exhibit F or otherwise satisfactory to Lender.
      ----
4.3     COMMENCEMENT  AND  COMPLETION.  Borrower  shall commence construction of
        -----------------------------
the Improvements without delay after recordation of the Deed of Trust. Borrower shall complete construction of the Improvements on or before the Completion Date.
4.4     COMMENCEMENT  AND  COMPLETION  OF  OFFSITE IMPROVEMENTS.  Borrower shall
        -------------------------------------------------------
commence construction of any offsite improvements required by any governmental authority in connection with the construction of the Improvements without delay and shall complete construction of any such offsite improvements on or before the Completion Date.
4.5     FORCE  MAJEURE.  The  time within which construction of the Improvements
        --------------
must be completed shall be extended for a period of time equal to the period of any delay directly affecting construction which is caused by fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor; provided, however, that Borrower shall furnish Lender with written notice
       --------  -------
satisfactory to Lender evidencing any such delay within ten (10) days from the occurrence of any such delay. In no event shall the time for completion of the Improvements be extended beyond the Maturity Date or more than sixty (60) days beyond the Completion Date.
4.6     CONSTRUCTION  AGREEMENT.  Borrower  and Contractor have entered (or will
        -----------------------
enter) into the Construction Agreement pursuant to the terms and conditions of which Contractor is to construct the Improvements. Borrower shall require Contractor to perform in accordance with the terms of the Construction Agreement in all material respects and shall not materially amend, modify or alter the responsibilities of Contractor under the Construction Agreement without Lender's prior written consent. Except for any change orders permitted without Lender's consent pursuant to the terms hereof, Borrower shall execute, upon Lender's request, an assignment of Borrower's rights under the Construction Agreement to Lender as security for Borrower's obligations under this Agreement and the other Loan Documents and shall cause the Contractor to consent to any such assignment.
4.7     ARCHITECT'S  AGREEMENT.  Borrower  and  Architect  have entered into the
        ----------------------
Architect's Agreement, pursuant to which Architect is to design the Improvements. Borrower shall require Architect to perform in accordance with the terms of the Architect's Agreement and shall not amend, modify or alter the responsibilities of Architect under the Architect's Agreement without Lender's prior written consent. Upon Lender's request, Borrower shall execute an assignment of the Architect's Agreement and the Plans and Specifications to Lender as additional security for Borrower's performance under this Agreement and the other Loan Documents and shall cause the Architect to consent to any such assignment.
4.8     PLANS  AND  SPECIFICATIONS.
        --------------------------
(a)     CHANGES;  LENDER  CONSENT.  Except  as  otherwise  provided  in  this
        -------------------------
Agreement,  Borrower  shall not make any changes in the Plans and Specifications
        -
without Lender's prior written consent if such change: (i) constitutes a material change in the building material or equipment specifications, or in the architectural or structural design, value or quality of any of the Improvements;
(ii) would result in an increase of construction costs in excess of $100,000 for any single change or in excess of $500,000 for all such changes; or (iii) would affect the structural integrity, quality of building materials, or overall efficiency of operating systems of the Improvements. Without limiting the above, Lender agrees that Borrower may make minor changes in the Plans and Specifications without Lender's prior written consent, provided that such changes do not violate any of the conditions specified herein. Borrower shall at all times maintain, for inspection by Lender, a full set of working drawings of the Improvements.
(b)     CHANGES;  SUBMISSION  REQUIREMENTS.  Borrower  shall submit any proposed
        ----------------------------------
change in the Plans and Specifications to Lender at least ten (10) days prior to the commencement of construction relating to such proposed change whether or not such change is subject to Lender's consent. Requests for any change which requires consent shall be accompanied by working drawings and a written description of the proposed change, submitted on a change order form acceptable to Lender, signed by Borrower and, if required by Lender, also by the Architect and the Contractor. At its option, Lender may require Borrower to provide: (i) evidence satisfactory to Lender of the cost and time necessary to complete the proposed change; (ii) a deposit in the amount of any increased costs into
Borrower's Funds Account; and (iii) a complete set of "as built" Plans and Specifications for the completed Improvements.
(c)     CONSENT  PROCESS.  Borrower  acknowledges  that  Lender's  review of any
        ----------------
changes and required consent may result in delays in construction and hereby consents to any such delays.
(d)     FINAL  PLANS  AND  SPECIFICATIONS.  Upon completion of the Improvements,
        ---------------------------------
Borrower shall deliver to Lender within ten (10) days a set of final Plans and Specifications.
4.9     CONTRACTOR/CONSTRUCTION  INFORMATION.  Within  ten (10) days of Lender's
        ------------------------------------
written request, Borrower shall deliver to Lender from time to time in a form acceptable to Lender: (a) a list detailing the name, address and phone number of each contractor, subcontractor and material supplier to be employed or used for construction of the Improvements together with the dollar amount, including changes, if any, of each contract and subcontract, and the portion thereof, if any, paid through the date of such list; (b) copies of each contract and subcontract identified in such list, including any changes thereto; (c) a cost breakdown of the projected total cost of constructing the Improvements, and that portion, if any, of each cost item which has been incurred; and (d) a construction progress schedule detailing the progress of construction and the projected sequencing and completion time for uncompleted work, all as of the date of such schedule.
Borrower  agrees  that  Lender  may  disapprove any contractor, subcontractor or material supplier which, in Lender's good faith determination, is deemed financially or otherwise unqualified; provided, however, that the absence of any
                                      --------  -------
such disapproval shall not constitute a warranty or representation of qualification by Lender. Lender may contact any such contractor, subcontractor or material supplier to discuss the course of construction.
4.10     PROHIBITED CONTRACTS.  Without Lender's prior written consent, Borrower
         --------------------
shall not contract for any materials, furnishings, equipment, fixtures or other parts or components of the Improvements, if any third party shall retain any ownership interest (other than lien rights created by operation of law) in such items after their delivery to the Property and Improvements. Borrower shall have five (5) days to effect the removal of any such retained interest.
4.11     LIENS  AND  NOTICES.  Subject  to  the provisions of Section 4.11, if a
         -------------------
lien affidavit is recorded or a notice of claim for unpaid work, materials or specially fabricated items or a notice of a contractual retainage claim is given to the Borrower or Contractor which affects the Property or Improvements, Borrower shall, within twenty (20) calendar days of such recording or receipt of such notice or within ten (10) calendar days of Lender's written demand, whichever occurs first: (a) pay and discharge the lien claim; (b) effect the release thereof by recording or delivering to Lender a surety bond in sufficient form and amount; or (c) provide Lender with other assurances which Lender deems, in its reasonable discretion, to be satisfactory for the payment of such lien claim and for the full and continuous protection of Lender from the effect of such lien claim.
4.12     CONSTRUCTION  RESPONSIBILITIES.  Borrower  shall  cause  Contractor  to
         ------------------------------
construct the Improvements in a workmanlike manner substantially according to the Plans and Specifications and the recommendations of any soils or engineering report approved by Lender. Borrower shall comply in all material respects with all applicable laws, ordinances, rules, regulations, building restrictions, recorded covenants and restrictions, and requirements of all regulatory authorities having jurisdiction over the Property or Improvements. Borrower shall be solely responsible for all aspects of Borrower's business and conduct in connection with the Property and Improvements, including, without limitation, for the quality and suitability of the Plans and Specifications and their compliance with all governmental requirements, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, material suppliers, consultants and property managers, and the accuracy of all applications for payment and the proper application of all disbursements. Lender is not obligated to supervise, inspect or inform Borrower or any third party of any aspect of the construction of the Improvements or any other matter referred to above.
4.13     ASSESSMENTS AND COMMUNITY FACILITIES DISTRICTS.  Without Lender's prior
         ----------------------------------------------
written  consent,  Borrower  shall  not  cause  to become effective or otherwise consent to the formation of any assessment district or community facilities district which includes all or any part of the Property and Improvements pursuant to: (a) contractual agreements among property owners and/or other governmental or quasi-governmental agencies or political subdivisions or districts, or other entity providing such community facilities; or (b) any state, county or municipal ordinance, law, regulation or statute. Nor shall Borrower cause or otherwise consent to the levying of special taxes or assessments against the Property and Improvements by any such assessment district or community facilities district.
4.14     DELAY.  Borrower  shall  promptly notify Lender in writing of any event
         -----
causing substantial delay or interruption of construction, or the timely completion of construction. The notice shall specify the particular work delayed, and the cause and period of each delay.
4.15     INSPECTIONS.  Upon  reasonable  prior  notice to Borrower, Lender shall
         -----------
have the right to enter upon the Property at all reasonable times to inspect the Improvements and the construction work to verify information disclosed or required pursuant to this Agreement. Any inspection or review of the
Improvements by Lender is solely to determine whether Borrower is properly discharging its obligations to Lender and may not be relied upon by Borrower or by any third party as a representation or warranty of compliance with this Agreement or any other agreement. Lender owes no duty of care to Borrower or any third party to protect against, or to inform Borrower or any third party of, any negligent, faulty, inadequate or defective design or construction of the Improvements as determined by Lender.
4.16     SURVEYS.  Upon  Lender's  written  request,  Borrower  shall  promptly
         -------
deliver to Lender: (a) upon completion of the foundations of the Improvements, a survey showing the location of the Improvements on the Property and confirming that the Improvements are located entirely within the Property and do not encroach upon any easement, or breach or violate any governmental requirement; and (b) upon completion of the Improvements, an as-built survey acceptable to a title insurer for purposes of issuing a standard Texas promulgated form of mortgagee policy of title insurance. All such surveys shall be performed and certified by a licensed engineer or surveyor acceptable to the insurer and shall be in accordance with a Category 1A, Condition I survey pursuant to the most recent edition of the Manual of Practice for Land Surveying in the State of Texas, published by the Texas Society of Professional Surveyors or in accordance with the ALTA/ACSM Minimum Standard Detail Requirements and Classifications for ALTA/ACSM Land Title Surveys (1992) for an urban business district survey class.
                            ARTICLE 5.     INSURANCE
Borrower shall, while any obligation of Borrower or any Guarantor under any Loan Document remains outstanding, maintain at Borrower's sole expense, with licensed insurers approved by Lender, the following policies of insurance in form and substance satisfactory to Lender:
5.1     TITLE  INSURANCE.  A  Mortgagee  Title  Policy,  together  with  any
        ----------------
endorsements  which Lender may require, insuring Lender, in the principal amount
        --
of the Loan, of the validity and the priority of the lien of the Deed of Trust upon the Property and Improvements, subject only to matters approved by Lender in writing and including a Rule P-8(b)(1) exception prior to completion of the Improvements. During the term of the Loan, Borrower shall deliver to Lender, within five (5) days of Lender's written request, such other endorsements to the Title Policy as Lender may require.
5.2     PROPERTY  INSURANCE.  A  Builders  Risk Completed Value Hazard Insurance
        -------------------
policy, including, without limitation, such endorsements as Lender may require, insuring Lender against damage to the Property and Improvements in an amount acceptable to Lender. Lender shall be named on the policy under a Lender's Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Lender).
5.3     FLOOD  HAZARD  INSURANCE.  A  policy  of flood insurance, as required by
        ------------------------
applicable  governmental  regulations.
5.4     LIABILITY  INSURANCE.  A  policy  of  comprehensive  general  liability
        --------------------
insurance with limits as required by Lender, insuring against liability for injury and/or death to any person and/or damage to any property occurring on the Property and/or in the Improvements from any cause whatsoever.
5.5     GENERAL.  Borrower shall provide to Lender the originals of all required
        -------
insurance policies, or other evidence of insurance acceptable to Lender. All insurance policies shall provide that the insurance shall not be cancelable or materially changed without ten (10) days prior written notice to Lender. Lender shall be named under a Lender's Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Lender) on all insurance policies which Borrower actually maintains with respect to the Property and Improvements. Borrower shall provide to Lender evidence of any other insurance Lender may deem necessary at any time during the Loan.
                  ARTICLE 6.     REPRESENTATIONS AND WARRANTIES
As  a  material  inducement  to  Lender's  entry  into  this Agreement, Borrower represents and warrants to Lender as of the Effective Date and continuing thereafter that:
6.1     AUTHORITY/ENFORCEABILITY.  Borrower  is  in compliance with all laws and
        ------------------------
regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own, develop and operate the Property and Improvements as contemplated by the Loan Documents, the failure of which would or could reasonably be expected to have a material adverse affect on the Property or Borrower's business.
6.2     BINDING  OBLIGATIONS.  Borrower  is  authorized  to execute, deliver and
        --------------------
perform its obligations under the Loan Documents, and such obligations shall be valid and binding obligations of Borrower.
6.3     FORMATION  AND  ORGANIZATIONAL  DOCUMENTS.  Borrower  has  delivered  to
        -----------------------------------------
Lender all formation and organizational documents of Borrower, of the partners, joint venturers or members of Borrower, if any, and of all guarantors of the Loan, if any, and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower shall immediately provide Lender with copies of any amendments or modifications of the formation or organizational documents.
6.4     NO VIOLATION.  Borrower's execution, delivery, and performance under the
        ------------
Loan Documents do not: (a) require any consent or approval not heretofore obtained under any partnership agreement, operating agreement, articles of incorporation, bylaws or other document; (b) violate any governmental requirement applicable to the Property and Improvements or any other statute, law, regulation or ordinance or any order or ruling of any court or governmental entity; (c) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which the Borrower is or the Property and Improvements are bound or regulated; or (d) violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.
6.5     COMPLIANCE  WITH  LAWS.  Borrower  has,  and  at  all  times  shall have
        ----------------------
obtained, (a) all permits, licenses, exemptions, and approvals necessary to construct, occupy, operate and market the Property and Improvements, and shall maintain compliance with all governmental requirements applicable to the Property and Improvements and (b) all other applicable statutes, laws, regulations and ordinances necessary for the transaction of its business, the failure of which would or could reasonably be expected to have a material adverse affect on the Property or Borrower's business.
6.6     LITIGATION.  Except  as  disclosed to Lender in writing, Borrower has no
        ----------
knowledge of any claims, actions, suits, or proceedings pending, or threatened, against Borrower or affecting the Property or Improvements that would, if adversely determined, have a material adverse affect on the Property or Borrower's ability to pay and perform its obligations herein.
6.7     FINANCIAL  CONDITION.  All  financial  statements  and  information
        --------------------
heretofore  and  hereafter  delivered  to Lender by Borrower, including, without
        -
limitation, information relating to the financial condition of Borrower, the Property, the Improvements, the partners, joint venturers or members of Borrower, and/or any Guarantor, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied as of the respective dates thereof. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.
6.8     NO  MATERIAL  ADVERSE CHANGE.  There has been no material adverse change
        ----------------------------
in the financial condition of Borrower and/or Guarantor since the dates of the latest financial statements furnished to Lender and, except as otherwise disclosed to Lender in writing, Borrower has not entered into any material transaction which is not disclosed in such financial statements.
6.9     LOAN  PROCEEDS  AND  ADEQUACY.  The  undisbursed Loan proceeds, together
        -----------------------------
with Borrower's Funds and all other sums, if any, to be provided by Borrower as shown in Exhibit C, are sufficient to construct the Improvements in accordance
           ---------
with  the  terms  and  conditions  of  this  Agreement.
6.10     ACCURACY.  All  reports,  documents, instruments, information and forms
         --------
of evidence delivered by Borrower to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.
6.11     TAX  LIABILITY.  Borrower has filed all required federal, state, county
         --------------
and municipal tax returns and has paid all taxes and assessments owed and payable, and Borrower has no knowledge of any basis for any additional payment with respect to any such taxes and assessments.
6.12     UTILITIES.  All  utility  services, including, without limitation, gas,
         ---------
water, sewage, electrical and telephone, necessary for the development and occupancy of the Property and Improvements are available at or within the boundaries of the Property, or Borrower has taken all steps necessary to assure that all such services will be available upon completion of the Improvements.
6.13     COMPLIANCE.  Borrower  shall  comply  in all material respects with all
         ----------
governmental requirements for the development of the Property and construction of the Improvements and will conform to and comply in all material respects with all governmental requirements and the Plans and Specifications.
6.14     AMERICANS  WITH DISABILITIES ACT COMPLIANCE.  The Improvements shall be
         -------------------------------------------
constructed and completed, and thereafter maintained, in strict accordance and full compliance with all of the requirements of the Americans with Disabilities
Act,  of  July  26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C.   12101,
et. seq., and with 23 Tex. Rev. Civ. Stat. Ann., art. 9102 ("Texas Architectural Barriers Act"), as each may be amended from time to time. Borrower shall be responsible for all ADA and Texas Architectural Barriers Act compliance costs.
6.15     BUSINESS  LOAN.  The  Loan is a business loan transaction in the stated
         --------------
amount solely for the purpose of carrying on the business of Borrower and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes of the Borrower.
                       ARTICLE 7.     HAZARDOUS MATERIALS
7.1     SPECIAL REPRESENTATIONS AND WARRANTIES.  Without in any way limiting the
        --------------------------------------
other  representations  and  warranties  set  forth in this Agreement, and after reasonable investigation and inquiry but subject to the findings in the environmental reports provided to Lender, Borrower hereby specially represents and warrants to the best of Borrower's knowledge as of the date of this Agreement as follows:
(a)     HAZARDOUS MATERIALS.  The Property and Improvements are not and have not
        -------------------
been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "wastes," "regulated substances," "industrial solid wastes," or "pollutants" under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "Hazardous Materials"). "Hazardous Materials" shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of the Property which are used and stored in accordance with all applicable Hazardous Materials Laws.
(b)     HAZARDOUS  MATERIALS  LAWS.  The  Property  and  Improvements  are  in
        --------------------------
compliance with all laws, ordinances and regulations relating to Hazardous Materials ("Hazardous Materials Laws"), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water
                                                      -- ---
Pollution  Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource
                                                           -- ---
Conservation  and  Recovery  Act  of 1976, as amended, 42 U.S.C. Section 6901 et
                                                                              --
seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control
                                           -- ---
Act,  as  amended,  15  U.S.C. Section 2601 et seq.; the Occupational Safety and
                                            -- ---
Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine
                                                               -- ---
Safety  and  Health  Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the
                                                                    -- ---
Safe  Drinking  Water  Act,  as amended, 42 U.S.C. Section 300f et seq.; and all
                                                                -- ---
comparable state and local laws, laws of other jurisdictions or orders and regulations (including, without limitation, the Texas Water Code, the Texas Health & Safety Code and the Texas Solid Waste Disposal Act).
(c)     HAZARDOUS  MATERIALS CLAIMS.  There are no claims or actions ("Hazardous
        ---------------------------
Materials Claims") pending or threatened against Borrower, the Property or Improvements by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.
7.2     HAZARDOUS  MATERIALS  COVENANTS.  Borrower  agrees  as  follows:
        -------------------------------
(a)     NO  HAZARDOUS  ACTIVITIES.  Borrower  shall  not  cause  or  permit  the
        -------------------------
Property or Improvements to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.
(b)     COMPLIANCE.  Borrower  shall  comply  and  cause  the  Property  and
        ----------
Improvements  to  comply  with  all  Hazardous  Materials  Laws.
        --
(c)     NOTICES.  Borrower  shall  immediately notify Lender in writing of:  (i)
        -------
the discovery of any Hazardous Materials on, under or about the Property and Improvements; (ii) any knowledge by Borrower that the Property and Improvements do not comply with any Hazardous Materials Laws; and (iii) any Hazardous Materials Claims.
(d)     REMEDIAL ACTION.  In response to the presence of any Hazardous Materials
        ---------------
on, under or about the Property or Improvements, Borrower shall immediately take, at Borrower's sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.
7.3     INSPECTION BY LENDER.  Upon reasonable prior notice to Borrower, Lender,
        --------------------
its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Property and Improvements for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property and Improvements.
7.4     HAZARDOUS  MATERIALS  INDEMNITY.  BORROWER  HEREBY  AGREES  TO  DEFEND,
        -------------------------------
INDEMNIFY AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, THREATENED DISPOSAL, TRANSPORTATION OR PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY OR IMPROVEMENTS. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER'S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL
SURVIVE: (I) THE CANCELLATION OF THE NOTE AND THE RELEASE OR PARTIAL RELEASE OF THE DEED OF TRUST; (II) ANY JUDICIAL OR NON-JUDICIAL FORECLOSURE UNDER THE DEED OF TRUST, OR TRANSFER OF THE PROPERTY IN LIEU THEREOF; AND (III) THE SATISFACTION OF ALL OF BORROWER'S OBLIGATIONS UNDER THE LOAN DOCUMENTS. THE FOREGOING INDEMNIFICATION OBLIGATION AND OTHER OBLIGATIONS OF BORROWER CONTAINED IN THIS SECTION 7.2 SHALL NOT BE APPLICABLE TO NOR SHALL BORROWER BE RESPONSIBLE FOR THE PRESENCE OF HAZARDOUS MATERIALS OR VIOLATION OF ANY HAZARDOUS MATERIALS LAWS FIRST OCCURRING AFTER ANY FORECLOSURE, DEED IN LIEU OF FORECLOSURE, LENDER'S APPOINTMENT OF A RECEIVER OR ANY OTHER ACTION WHICH RESULTS IN THE DISPOSSESSION OF BORROWER FROM THE PROPERTY PURSUANT TO THE LOAN DOCUMENTS.
                        ARTICLE 8.     SET ASIDE LETTERS
8.1     SET  ASIDE LETTERS.  If, at Borrower's request, Lender issues any letter
        ------------------
or letters ("Set Aside Letter") to any governmental agency ("Obligee") or bonding company ("Surety") whereby Lender agrees to allocate Loan proceeds for the construction of off-site, common area, or other improvements required by any governmental agency or for which bonds may be required ("Bonded Work") in connection with the development of the Property, Borrower represents, warrants, covenants and agrees as follows:
(a) The sum which Borrower requests Lender to allocate for the Bonded Work shall be sufficient to pay for the construction and completion cost of the Bonded Work in accordance with any agreement between Borrower and Obligee and a copy of such agreement shall be furnished to Lender by Borrower prior to and as a condition precedent to the issuance by Lender of any Set Aside Letter;
(b) Lender is irrevocably and unconditionally authorized to disburse to the Obligee or Surety all or any portion of said allocated Loan proceeds upon a demand  of  such  Surety  or  Obligee  made  in  accordance  with  the terms and conditions  of  the  Set  Aside  Letter;
(c) Any disbursements or payments which Lender makes or may be obligated to make under any Set Aside Letter, whether made directly to the Surety, Obligee, or to others for completion of all or part of the Bonded Work, shall be deemed a disbursement under this Agreement to or for the benefit or account of Borrower;
(d) BORROWER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER FROM ANY CLAIM, DEMAND, CAUSE OF ACTION, DAMAGE, LOSS OR LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY COURT COSTS AND ATTORNEYS' FEES AND EXPENSES, WHICH LENDER MAY SUFFER OR INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF ITS ISSUANCE OF OR
COMPLIANCE WITH ANY REQUESTED SET ASIDE LETTER. BORROWER SHALL PAY ANY INDEBTEDNESS ARISING UNDER THIS INDEMNITY TO LENDER IMMEDIATELY UPON DEMAND OF LENDER. BORROWER'S DUTY TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER HEREUNDER SHALL SURVIVE THE RELEASE AND CANCELLATION OF THE NOTE AND THE FULL OR PARTIAL RELEASE OF THE DEED OF TRUST OR OTHER LOAN DOCUMENTS;
(e) Lender shall have no obligation to release any collateral or security under the Loan Documents unless and until Lender has received a full and final written release of its obligations under each Set Aside Letter; and
                      ARTICLE 9.     COVENANTS OF BORROWER
9.1     EXPENSES.  Borrower  shall  immediately pay Lender upon demand all costs
        --------
and expenses incurred by Lender in connection with: (a) the preparation of this Agreement, all other Loan Documents contemplated hereby; (b) the administration of this Agreement, the other Loan Documents and for the term of the Loan; and
(c) the enforcement or satisfaction by Lender of any of Borrower's obligations under this Agreement, the other Loan Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, reasonable legal fees and expenses, accounting fees, environmental consultant fees, auditor fees, and the cost to Lender of any title insurance premiums, title surveys, release and notary fees. Borrower recognizes and agrees that formal written appraisals of the Property and Improvements by a licensed independent appraiser may be required by Lender's internal procedures and/or federal regulatory reporting requirements on an annual and/or specialized basis and that Lender may, at its option, require inspection of the Property and Improvements by an independent supervising architect and/or cost engineering specialist: (i) prior to each advance; (ii) at least once each month during the course of construction even though no disbursement is to be made for that month; (iii) upon completion of the Improvements; and (iv) at least semi-annually thereafter. If any of the services described above are provided by an employee of Lender, Lender's costs and expenses for such services shall be calculated in accordance with Lender's standard charge for such services.
9.2     ERISA  COMPLIANCE.  Borrower  shall  at  all  times  comply  with  the
        -----------------
provisions  of  ERISA  with  respect to any retirement or other employee benefit
        -
plan  to  which  it  is  a  party  as  employer.
9.3     LEASING.  Borrower shall use commercially reasonable efforts to maintain
        -------
all leasable space in the Property leased at no less than fair market rental rates.
9.4     APPROVAL  OF  LEASES.  All  leases  of  all  or any material part of the
        --------------------
Property and Improvements shall: (a) be upon terms and with tenants approved by Lender prior to Borrower's execution of any such lease; and (b) include estoppel, subordination, attornment and mortgagee protection provisions satisfactory to Lender. All standard lease forms and any material deviation from any form, shall be approved by Lender prior to execution of any lease using such form.
9.5     INTENTIONALLY  OMITTED.
9.6     SUBDIVISION  MAPS.  Except  for  the final plat previously submitted to,
        -----------------
and approved by, Lender, prior to recording any final map, plat, parcel map, lot line adjustment or other subdivision map of any kind covering any portion of the Property (collectively, "Subdivision Map"), Borrower shall submit such Subdivision Map to Lender for Lender's review and approval, which approval shall not be unreasonably withheld. Within ten (10) Business Days after Lender's receipt of such Subdivision Map, Lender shall provide Borrower written notice if Lender disapproves of said Subdivision Map. Lender shall be deemed to have approved the Subdivision Map if such notice is not provided to Borrower. Within five (5) Business Days after Lender's request, Borrower shall execute, acknowledge and deliver to Lender such amendments to the Loan Documents as Lender may reasonably require to reflect the change in the legal description of the Property resulting from the recordation of any Subdivision Map. In connection with and promptly after the recordation of any amendment or other modification to the Deed of Trust recorded in connection with such amendments, Borrower shall deliver to Lender, at Borrower's sole expense, a title endorsement to the Title Policy in form and substance satisfactory to Lender insuring the continued first priority lien of the Deed of Trust. Subject to the execution and delivery by Borrower of any documents required under this Section, Lender shall, if required by applicable law, sign any Subdivision Map approved, or deemed to be approved, by Lender pursuant to this Section.
9.7     OPINION  OF  LEGAL  COUNSEL.  At  closing,  Borrower  shall  provide, at
        ---------------------------
Borrower's expense, an opinion of legal counsel in form and content satisfactory to Lender and its counsel.
9.8     FURTHER  ASSURANCES.  Upon  Lender's request and at Borrower's sole cost
        -------------------
and expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any liens created by the Loan Documents.
9.9     ASSIGNMENT.  Without the prior written consent of Lender, Borrower shall
        ----------
not assign Borrower's interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void. In this regard, Borrower acknowledges that Lender would not make this Loan except in reliance on Borrower's expertise, reputation, prior experience in developing and constructing commercial real property, Lender's knowledge of Borrower, and Lender's understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security which already exists.
9.10     MANAGEMENT  OF  PROPERTY.  Other  than  the  Development Agreement with
         ------------------------
Billingsly Development Corporation previously submitted to Lender, without the prior written consent of Lender, Borrower shall not enter into any agreement providing for the management, leasing or operation of the Property or Improvements.
                       ARTICLE 10.     REPORTING COVENANTS
10.1     FINANCIAL  INFORMATION.  Borrower  shall  deliver  to  Lender, all such
         ----------------------
financial information and reports as are required to be delivered pursuant to the Master Loan Agreement.
10.2     BOOKS  AND  RECORDS.  Borrower shall maintain or cause to be maintained
         -------------------
complete books of account and other records for the Property and Improvements and for disbursement and use of the proceeds of the Loan and Borrower's Funds, and the same shall be available for inspection and copying by Lender upon reasonable prior notice.
                      ARTICLE 11.     DEFAULTS AND REMEDIES
11.1     DEFAULT.  The  occurrence  of  any  one  or more of the following shall
         -------
constitute an event of default ("Default") under this Agreement and the other Loan Documents:
(a)     MONETARY.  (i)  Borrower's  failure  to  pay  when  due  any  principal,
        --------
interest or fees, or any part thereof under the Note, and such failure continues for one (1) Business Day after notice thereof by Lender; or (ii) Borrower's failure to pay any other sums payable under the Note or any of the other Loan Documents or Borrower's failure to deposit any Borrower's Funds as and when required under this Agreement and any such failure continues for five (5)
Business  Days  after  notice  thereof;  or
(b)     PERFORMANCE OF AGREEMENT OBLIGATIONS.  Borrower's failure to perform any
        ------------------------------------
obligation in addition to those in Section 11.1(a) above under this Agreement or the Loan Documents and such failure continues for a period of twenty-five days after notice thereof to Borrower by Lender, provided that if cure cannot be completed in such period so long as cure is being diligently prosecuted, the cure period shall be extended to a maximum of no more than ninety (90) days following the occurrence of the default; or
(c)     DEFAULT  UNDER  MASTER  LOAN  AGREEMENT.  The occurrence of an "Event of
        ---------------------------------------
Default"  as  defined  in  the  Master  Loan  Agreement;  or
(d)     CONSTRUCTION;  USE.  (i)  There is any material deviation in the work of
        ------------------
construction from the Plans and Specifications or governmental requirements or the appearance or use of defective workmanship or materials in constructing the Improvements, and Borrower fails to remedy the same to Lender's satisfaction within ten (10) days of Lender's written demand to do so; or (ii) there is a cessation of construction of the Improvements prior to completion for a continuous period of more than fifteen (15) days (except as caused by an event of force majeure for which a longer delay may be permitted under Article 4); or
(iii) the construction, sale or leasing of any of the Improvements in accordance with the Loan Documents is prohibited, enjoined or delayed for a continuous period of more than thirty (30) days; or (iv) utilities or other public services necessary for the full occupancy and utilization of the Property and Improvements are curtailed for a continuous period of more than thirty (30) days; or
(e)     LIENS,  ATTACHMENT;  CONDEMNATION.  (i)  The  recording  of  any  lien
        ---------------------------------
affidavit against the Property or Improvements or the giving to Borrower of any notice of unpaid claims for work, material or specially fabricated items or of a contractual retainage claim relating to the Property or Improvements and the continuance of such lien claim or notice without discharge, satisfaction or provision for payment being made by Borrower in a manner satisfactory to Lender within twenty (20) days after such recording or receipt by Borrower of such notice or within ten (10) calendar days of Lender's written demand to cure same, whichever occurs first; or (ii) the condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with respect to any material portion of the Property or Improvements; or (iii) the sequestration or attachment of, or any levy or execution upon any of the Property or Improvements, any other collateral provided by Borrower under any of the Loan Documents, any monies in the Account or in the Borrower's Funds Account, or any substantial portion of the other assets of Borrower, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of forty-five (45) days or the sale of the assets affected thereby; or
(f)     REPRESENTATIONS  AND  WARRANTIES.  (i) The failure of any representation
        --------------------------------
or warranty of Borrower in any of the Loan Documents and the continuation of such failure for more than ten (10) days after written notice to Borrower from Lender requesting that Borrower cure such failure; or (ii) any material adverse change in the financial condition of Borrower or any other person or entity in any manner obligated to Lender under the Loan Documents from the financial condition represented to Lender as of the Effective Date, the failure of which would or could reasonably be expected to have a material adverse affect on the Property or Borrower's business; or
(g)     VOLUNTARY  BANKRUPTCY;  INSOLVENCY;  DISSOLUTION.  (i)  The  filing of a
        ------------------------------------------------
petition by Borrower for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) the filing of any pleading or an answer by Borrower in any involuntary proceeding under the Bankruptcy Code or other debtor relief law which admits the jurisdiction of the court or the petition's material allegations regarding Borrower's insolvency; (iii) a general assignment by Borrower for the benefit of creditors; or (iv) Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its property; or
(h)     INVOLUNTARY  BANKRUPTCY.  The  failure  of  Borrower  to  effect  a full
        -----------------------
dismissal of any involuntary petition under the Bankruptcy Code or under any other debtor relief law that is filed against Borrower or in any way restrains or limits Borrower or Lender regarding the Loan, the Property or the
Improvements, prior to the earlier of the entry of any court order granting relief sought in such involuntary petition, or forty-five (45) days after the date of filing of such involuntary petition; or
(i)     LOSS  OF PRIORITY.  The failure at any time of the Deed of Trust to be a
        -----------------
valid first lien upon the Property and Improvements or any portion thereof, other than as a result of any release or partial release of the Deed of Trust with respect to all or any portion of the Property and Improvements pursuant to the terms and conditions of this Agreement; or
(j)     HAZARDOUS  MATERIALS.  The  discovery  of  any  significant  Hazardous
        --------------------
Materials in, on or about the Property or Improvements subsequent to the Effective Date. Any such Hazardous Materials shall be "significant" for this purpose if said Hazardous Materials, in Lender's sole discretion, have a materially adverse impact on the value of the Property and Improvements; or Notwithstanding the foregoing, the occurrence of an Event of Default described in Section 11.1(e)(ii) by reason of a condemnation shall not automatically cause
   -------------------
a default under the Master Loan Agreement so long as either the Loan is fully paid to Lender or, if Lender shall agree in its sole discretion, the Property is restored to a condition of sufficient use and value to serve as security for the Loan.
11.2     ACCELERATION  UPON  DEFAULT;  REMEDIES.  Upon the occurrence and during
         --------------------------------------
continuance of any Default specified in this Article 11, Lender may, at its sole option, declare all sums owing to Lender under the Note, this Agreement and the other Loan Documents immediately due and payable. Upon such acceleration, Lender may, in addition to all other remedies permitted under this Agreement and the other Loan Documents and at law or equity, apply any sums in the Account and Borrower's Funds Account to the sums owing under the Loan Documents and any and all obligations of Lender to fund further disbursements under the Loan shall terminate.
11.3     DISBURSEMENTS  TO  THIRD  PARTIES.  Upon  the  occurrence  and  during
         ---------------------------------
continuance of a Default occasioned by Borrower's failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from the Loan proceeds, Borrower's Funds, or other funds of Lender. If such payment is made from proceeds of the Loan or from Borrower's Funds, Borrower shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrower shall immediately repay such funds upon written demand of Lender. In either case, the Default with respect to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.
11.4     LENDER'S  COMPLETION  OF  CONSTRUCTION.  Upon the occurrence and during
         --------------------------------------
continuance of a Default, Lender may, upon five (5) days prior written notice to Borrower, and with or without legal process, take possession of the Property and Improvements, remove Borrower and all agents, employees and contractors of Borrower from the Property and Improvements, complete the work of construction and market, operate and sell or lease the Property and/or Improvements. For this purpose, Borrower irrevocably appoints Lender as its attorney-in-fact, which agency is coupled with an interest. As attorney-in-fact, Lender may, in Borrower's name, take or omit to take any action Lender may deem appropriate, including, without limitation, exercising Borrower's rights under the Loan Documents and all contracts concerning the Property and/or Improvements.
11.5     LENDER'S  CESSATION  OF CONSTRUCTION.  If Lender determines at any time
         ------------------------------------
that the Improvements are not being constructed in accordance with the Plans and Specifications and all governmental requirements in all material respects, Lender may immediately cause all construction to cease on any of the Improvements affected by the condition of nonconformance. Borrower shall thereafter not allow any construction work, other than corrective work, to be performed on any of the Improvements affected by the condition of nonconformance until such time as Lender notifies Borrower in writing that the nonconforming condition has been corrected.
11.6     REPAYMENT  OF  FUNDS  ADVANCED.  Any  funds  expended  by Lender in the
         ------------------------------
exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Note from the date the funds were expended.
11.7     RIGHTS  CUMULATIVE,  NO  WAIVER.  All  Lender's  rights  and  remedies
         -------------------------------
provided in this Agreement and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Lender at any time. Lender's exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.
                    ARTICLE 12.     MISCELLANEOUS PROVISIONS
12.1     INDEMNITY.  BORROWER  HEREBY  AGREES  TO  DEFEND,  INDEMNIFY  AND  HOLD
         ---------
HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AFTER EXPIRATION OF APPLICABLE CURE PERIODS; (C) ANY FAILURE AT ANY TIME OF ANY OF BORROWER'S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT IN ANY MATERIAL RESPECT; OR (D) ANY ACT OR OMISSION BY BORROWER, CONSTITUENT PARTNER OR MEMBER OF BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE PROPERTY OR IMPROVEMENTS. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE
PRINCIPAL BALANCE OF THE NOTE. BORROWER'S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE CANCELLATION OF THE NOTE AND THE RELEASE OR PARTIAL RELEASE OF THE DEED OF TRUST. The foregoing indemnification obligation shall not apply to any matter first occurring after any foreclosure, deed in lieu of foreclosure, Lender's appointment of a receiver or any other action which results in the dispossession of Borrower from the Property pursuant to the Loan Documents.
12.2     FORM  OF  DOCUMENTS.  The  form  and  substance  of  all  documents,
         -------------------
instruments,  and forms of evidence to be delivered to Lender under the terms of
         -
this Agreement and any of the other Loan Documents shall be subject to Lender's approval and shall not be modified, superseded or terminated in any respect without Lender's prior written approval.
12.3     NO  THIRD  PARTIES BENEFITED.  No person other than Lender and Borrower
         ----------------------------
and their permitted successors and assigns shall have any right of action under any of the Loan Documents.
12.4     NOTICES.  All  notices,  demands,  or  other  communications under this
         -------
Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth on the signature page of this Agreement and as specified in Exhibit D (subject to change from
                                               ---------
time to time by written notice to all other parties to this Agreement). All communications shall be deemed served upon delivery of same, or if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Borrower or Lender at the address specified; provided,
                                                                       --------
however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal  to  accept  delivery  shall  be  deemed  receipt of such communication.
12.5     ATTORNEY-IN-FACT.  Borrower  hereby irrevocably appoints and authorizes
         ----------------
Lender, as Borrower's attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or Borrower's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan Documents.
12.6     ACTIONS.  Upon and during the continuance of a Default, Borrower agrees
         -------
that Lender, in exercising the rights, duties or liabilities of Lender or Borrower under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect the Property, the Improvements, or the Loan Documents and Borrower shall immediately reimburse Lender upon demand for all such expenses so incurred or paid by Lender, including, without limitation, reasonable attorneys' fees and expenses and court costs.
12.7     RIGHT  OF  CONTEST.  Borrower may contest in good faith any claim, tax,
         ------------------
demand, levy or assessment by any person other than Lender which would constitute a Default if: (a) Borrower pursues the contest diligently, in a manner which Lender determines is not prejudicial to Lender, and does not impair the rights of Lender under any of the Loan Documents; and (b) Borrower deposits with Lender any funds or other forms of assurance which Lender in good faith determines from time to time appropriate to protect Lender from the consequences of the contest being unsuccessful. Borrower's compliance with this Section shall operate to prevent such claim, demand, levy or assessment from becoming a Default.
12.8     RELATIONSHIP OF PARTIES.  The relationship of Borrower and Lender under
         -----------------------
the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Property or Improvements, except as expressly provided in this Agreement and the other Loan Documents.
12.9     DELAY  OUTSIDE LENDER'S CONTROL.  Lender shall not be liable in any way
         -------------------------------
to Borrower or any third party for Lender's failure to perform or delay in performing under the Loan Documents (and Lender may suspend or terminate all or any portion of Lender's obligations under the Loan Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any governmental or local authority, or because of war, rebellion, insurrection, strike, lock-out, boycott or blockade (whether presently in effect, announced or in the sole judgment of Lender deemed probable), or from any Act of God or other cause or event beyond Lender's control.
12.10     ATTORNEYS' FEES AND EXPENSES; ENFORCEMENT.  If any attorney is engaged
          -----------------------------------------
by Lender to enforce or defend any provision of this Agreement, any of the other Loan Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, Borrower shall immediately pay to Lender, upon demand, the amount of all reasonable attorneys' fees and expenses and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.
12.11     IMMEDIATELY  AVAILABLE FUNDS.  Unless otherwise expressly provided for
          ----------------------------
in this Agreement, all amounts payable by Borrower to Lender shall be payable only in United States currency, immediately available funds.
12.12     LENDER'S  CONSENT.  Wherever  in this Agreement there is a requirement
          -----------------
for Lender's consent and/or a document to be provided or an action taken "to the satisfaction of Lender", it is understood by such phrase that Lender shall exercise  its  consent,  right  or  judgment  in  a  reasonable manner given the specific  facts  and  circumstance  applicable  at  the  time.
12.13     LOAN  SALES  AND  PARTICIPATIONS; DISCLOSURE OF INFORMATION.  Borrower
          -----------------------------------------------------------
agrees that Lender may elect, at any time, to sell, assign or grant participations in all or any portion of its rights and obligations under the Loan Documents, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender's sole discretion ("Participant"). Borrower further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and Improvements and their operation;
(b) any party connected with the Loan (including, without limitation, the Borrower; and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each purchaser, assignee, or participant. The indemnity obligations of Borrower under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.
(a)     SALE  OF  PARTICIPATIONS.  Notwithstanding  any  other provision of this
        ------------------------
Agreement to the contrary, Lender shall not sell, transfer, or assign the Loan or the Loan Documents, nor grant any participations therein, to any entity other than a subsidiary, parent or affiliate of Lender.
(b)     SALE  OF  PARTICIPATIONS.  Notwithstanding  any  other provision of this
        ------------------------
Agreement  to  the  contrary,  Lender  shall not sell, transfer, assign or grant participations in the Loan or the Loan Documents unless Lender remains the principal or "lead" lender therefor.
12.14     INTENTIONALLY  OMITTED.
12.15     SIGNS.  At  Lender's  cost,  Lender  may  place  on  the Property at a
          -----
location designated by Borrower or Contractor, in compliance with deed restrictions, reasonable signs standard to construction loan transactions stating that construction financing is being provided by Lender and any other lenders or participants in the Loan.
12.16     LENDER'S  AGENTS.  Lender  may  designate  an  agent  or  independent
          ----------------
contractor to exercise any of Lender's rights under this Agreement and any of the other Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lender's agents, employees or independent contractors. Borrower shall pay the costs of such agent or independent contractor either directly to such person or to Lender in reimbursement of such costs, as applicable.
12.17     TAX SERVICE.  Lender is authorized to secure, at Borrower's expense, a
          -----------
tax service contract with a third party vendor which shall provide tax information on the Property and Improvements satisfactory to Lender.
12.18     WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY TO THIS AGREEMENT HEREBY
          --------------------------------
EXPRESSLY  WAIVES  ANY  RIGHT  TO  TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR
CAUSE OF ACTION (A) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.
12.19     SEVERABILITY.  If any provision or obligation under this Agreement and
          ------------
the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or
                              --------  -------
any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectibility therefor, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by Borrower.
12.20     HEIRS, SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided
          -----------------------------
under  the  terms  and  conditions  of  this  Agreement,  the  terms of the Loan
Documents shall bind and inure to the benefit of the heirs, successors and assigns of the parties.
12.21     TIME.  Time  is  of  the  essence  of  each  and  every  term  of this
          ----
Agreement.
12.22     HEADINGS.  All  article,  section  or other headings appearing in this
          --------
Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.
12.23     GOVERNING LAW.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with the laws of the State of Texas, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of Texas having proper venue and also consent  to  service of process by any means authorized by Texas or federal law.
12.24     INTEREST  PROVISIONS.
          --------------------
(a)     Savings  Clause.  It is expressly stipulated and agreed to be the intent
        ---------------
of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the Note or the Related Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to the Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged or received by reason of Lender's exercise of the option to accelerate the maturity of the Note and/or the Related Indebtedness, or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of the Note and/or the Related Indebtedness, then it is Borrower's and Lender's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate
           ----------
theretofore collected by Lender shall be credited on the principal balance of the Note and/or the Related Indebtedness (or, if the Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if the Note has been paid in full before the end of the stated term of the Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against the Note and/or any Related Indebtedness then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note and/or the Related Indebtedness then owing by Borrower to Lender. All sums contracted for, charged or received by Lender for the use, forbearance or detention of any debt evidenced by the Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Note and/or the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
(b)     Definitions.  As  used herein, the term "Maximum Lawful Rate" shall mean
        -----------                              -------------------
the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as herein defined) made in connection with the transaction evidenced by the Note and the other Loan Documents. As used herein, the term "Charges" shall mean all
                                                         -------
fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Documents, which are treated as interest under applicable law. As used herein, the term "Related Indebtedness" shall
                                                     --------------------
mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Borrower to Lender under the Note.
(c)     Ceiling  Election.  To  the extent that Lender is relying on Chapter 303
        -----------------
of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Note and/or the Related Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.
12.25     JOINT  AND  SEVERAL  LIABILITY.  The  liability  of  all  persons  and
          ------------------------------
entities obligated in any manner under this Agreement and any of the Loan Documents shall be joint and several.
12.26     COUNTERPARTS.  To  facilitate  execution,  this  instrument  may  be
          ------------
executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
12.27     INTEGRATION;  INTERPRETATION.  THIS  LOAN AGREEMENT AND THE OTHER LOAN
          ----------------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO. ANY REFERENCE IN ANY OF THE LOAN DOCUMENTS TO THE PROPERTY OR IMPROVEMENTS SHALL INCLUDE ALL OR ANY PART OF THE PROPERTY OR IMPROVEMENTS. ANY REFERENCE TO THE LOAN DOCUMENTS INCLUDES ANY AMENDMENTS,
RENEWALS  OR  EXTENSIONS  NOW  OR  HEREAFTER  APPROVED  BY  LENDER  IN  WRITING.
12.28     ARBITRATION.
          -----------
(a)     ARBITRATION.  Upon  the  demand  of  any  party,  any  dispute  shall be
        -----------
resolved by binding arbitration (except as set forth in Paragraph 12.28(e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement and each other document, contract and instrument required hereby or now or hereafter delivered to Lender in connection herewith, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the foregoing documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the foregoing documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.
(b)     GOVERNING  RULES.  Arbitration  proceedings shall be administered by the
        ----------------
American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the foregoing documents. The arbitration shall be conducted in Dallas, Texas. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under Section 91 of Title 12 of the United States Code or any similar applicable state law.
(c)     NO  WAIVER;  PROVISIONAL  REMEDIES,  SELF-HELP  AND  FORECLOSURE.  No
        ----------------------------------------------------------------
provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation, injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.
(d)     ARBITRATOR  QUALIFICATIONS  AND  POWERS;  AWARDS.  Arbitrators  must  be
        ------------------------------------------------
active members of the Texas State Bar with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of Texas, (ii) may grant any remedy or relief that a court of the State of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.
(e)     JUDICIAL  REVIEW.  Notwithstanding  anything  herein to the contrary, in
        ----------------
any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (1) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (2) whether the conclusions of law are erroneous under the substantive law of the State of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of Texas.
(f)     MISCELLANEOUS.  To  the  maximum  extent  practicable,  the  AAA,  the
        -------------
arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the foregoing documents or the subject matter of the Dispute shall control. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement. This arbitration provision shall survive termination, amendment or expiration of any of the foregoing documents or any relationship between the parties.
IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.
"LENDER"

WELLS  FARGO  BANK  TEXAS,
NATIONAL  ASSOCIATION



By:/s/ Austin D. Nettle
     Name: Austin D. Nettle
     Title: Vice President


Lender's  Address:
WELLS  FARGO  BANK  TEXAS,
NATIONAL  ASSOCIATION
1445  Ross  Avenue
Dallas,  TX  75265

Attention:  Austin  Nettle
                                      "BORROWER"
     PIZZA  INN,  INC.,
     a  Missouri  corporation


     By:/s/Ronald. W. Parker
     Name: Ronald W. Parker
     Title:President

     Borrower's  Address:
     -------------------
     5050  Quorum,  Suite  500
     Dallas,  TX  75240
NOTICE  OF  INDEMNIFICATION:
---------------------------
BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO SECTIONS 7.4, 8.1(D) AND 12.1 HEREOF.
Attention:  Ronald  Parker

                       EXHIBIT A - DESCRIPTION OF PROPERTY
Exhibit  A  to  CONSTRUCTION LOAN AGREEMENT between PIZZA, INN, INC., a Missouri
----------
corporation, as "Borrower", and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as
--
"Lender",  dated  as  of  December  28,  2000.
All that certain real property located in the County of Denton, State of Texas, described as follows:
BEING a 10.983 acre tract of land situated in the T.A. West Survey, Abstract No. 1344 and being part of a 135.0201 acre tract of land recorded in Volume 2548, Page 775 Deed Records of Denton County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a point for the northwest corner of aforementioned 135.0201 acre tract at the south line of Plano Parkway (a 100 foot Right-of-Way);

THENCE along the south line of Plano Parkway and a curve to the right for a central angle of 29 degrees 23 minutes 46 seconds, a radius of 950.00 feet and a chord bearing of South 75 degrees 44 minutes 17 seconds East, 482.08 feet;

THENCE  along said curve to the right and the south line of Plano Parkway for an
arc  distance  of  487.41  feet  to  a   inch  iron  rod  found for the point of
beginning;

THENCE along the south line of Plano Parkway and a curve to the right for a central angle of 10 degrees 45 minutes 50 seconds, a radius of 950.00 feet and a chord bearing of South 55 degrees 39 minutes 29 seconds East, 178.21 feet;

THENCE along said curve to the right of the south line of Plano Parkway for an arc distance of 178.47 feet to a inch iron rod set for a reverse curve to the left with a central angle of 15 degrees 22 minutes 41 seconds a radius of 1050.00 feet and a chord bearing of South 57 degrees 57 minutes 56 seconds East,
280.97  feet;

THENCE  along  said curve to the left and the south line of Plano Parkway for an
arc  distance  of  281.82  feet  to  a   inch  iron  rod  set  for  corner;

THENCE South 00 degrees 23 minutes 40 seconds East, a distance of 931.31 feet to
a   inch  iron  rod  set  for  corner;

THENCE South 89 degrees 22 minutes 46 seconds West, a distance of 450.00 feet to
a   inch  iron  rod  set  for  corner;

THENCE  North  00 degrees 23 minutes 40 seconds West, a distance of 1067.26 feet
to  a   inch  iron  rod  found  for  corner;

THENCE North 28 degrees 57 minutes 36 seconds East, a distance of 135.43 feet to the POINT OF BEGINNING and CONTAINING 10.983 acres of land.

                              EXHIBIT B - DOCUMENTS
Exhibit  B  to  CONSTRUCTION  LOAN AGREEMENT between PIZZA INN, INC., a Missouri
----------
corporation, as "Borrower", and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as
---
"Lender",  dated  as  of  December  28,  2000  ("Agreement").
1.     Loan  Documents.  The  documents  listed below, numbered 1.1 through 1.8,
       ---------------
inclusive, and amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are "Loan Documents" for purposes of this Agreement are collectively referred to herein as the Loan Documents.
1.1     This  Agreement.
1.2 The Promissory Note of even date herewith in the original principal amount of the Loan made by Borrower payable to the order of Lender.
1.3 The Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by Borrower, as Grantor, to Danny Oliver, as Trustee, for the benefit of Lender, as Beneficiary.
1.4 State of Texas Uniform Commercial Code - Financing Statement - Form UCC-1 executed by Borrower as Debtor and Lender as Secured Party.
1.5     Corporate  Borrowing  Resolution  of  even  date  herewith.
1.6 Assignment of Construction Agreements of even date herewith executed by Borrower and Contractor in favor of Lender:
1.7 Assignment of Architectural Agreements and Plans and Specifications of even date herewith executed by Borrower, Architect and Engineer in favor of Lender.
1.8     Assignment  of  Development  Agreement.

                   EXHIBIT C - FINANCIAL REQUIREMENT ANALYSIS
Exhibit  C  to  CONSTRUCTION  LOAN AGREEMENT between PIZZA INN, INC., a Missouri
----------
corporation, as "Borrower", and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as
---
"Lender",  dated  as  of  December  28,  2000.
The Financial Requirement Analysis set forth herein represents an analysis of the total costs necessary in Borrower's estimation to perform Borrower's obligations under the Loan Documents. Column A, "Total Costs", sets forth Borrower's representation of the maximum costs for each Item specified in Column
A. Column B, "Costs Paid By Borrower", sets forth Borrower's representation of costs that Borrower has paid or has caused to be paid from other sources of funds for each Item specified in Column B. Column C, "Costs To Be Paid By Borrower", sets forth Borrower's representation of costs that Borrower will pay or will cause to be paid from other sources of funds for each Item specified in Column C. Column D, "Disbursement Budget", sets forth the portion of the Loan and Borrower's Funds which has been allocated for each Item specified in Column D and will be disbursed pursuant to the terms, covenants, conditions and provisions of Exhibit D of this Agreement and the Loan Documents. Unless
                ----------
specified otherwise, all reference to Columns or Items in this Agreement refer to Columns or Items in this Exhibit C.
                                  ----------




BORROWER                                              (A) TOTAL      (B) COSTS PAID  (C) COSTS TO BE    (D) DISBURSEMENT
                                                         COSTS        BY BORROWER    PAID BY BORROWER     BUDGET (A) (B)


1. . . .  Land Costs                                  $     1,872,392  $       1,872,392                   0  $        0
2. . . .  Construction Costs Of Improvements                8,217,685                  0  $           92,685  $8,125,000
3. . . .  Tenant Improvement ($/square foot)                        0                  0                   0  $        0
4. . . .  Site Work Costs                                     467,492                  0             467,492  $        0
5. . . .  Offsite Costs                                             0                  0                   0  $        0
6. . . .  Architect & Engineering                             256,200            112,700             143,500  $        0
7. . . .  Government Fees
          (permits, bonds, etc.)                               30,034                  0              30,034  $        0
8. . . .  Operating costs                                           0                  0                   0  $        0
          during construction (job
          supervision, utilities, etc.)
9. . . .  Contingency (% of #'s 2-5)                          188,000                  0             188,000  $        0
10 . . .  Other:
          a. Landscaping                                      200,000                  0             200,000  $        0
          b.                                                        0                  0                   0  $        0
          c.                                                        0                  0                   0  $        0
11 . . .  TOTAL HARD COSTS (Lines 2 - 10)             $     9,359,411  $         112,700  $        1,121,711  $8,125,000
12 . . .  Interest during Loan (mo)                           388,194                  0             388,194  $        0
13 . . .  Taxes during Loan                                    30,392                  0              30,392  $        0
14 . . .  Insurance During Loan                                     0                  0                   0  $        0
15 . . .  Lender Loan Fee                                           0                  0                   0  $        0
16 . . .  Permanent Loan Fee                                        0                  0                   0  $        0
17 . . .  Title\Recording\Escrow                                    0                  0                   0  $        0
18 . . .  Legal Fees                                            5,000                  0               5,000  $        0
19 . . .  Promotion & Advertising                               5,000                  0               5,000  $        0
20 . . .  Commission Expense                                        0                  0                   0  $        0
21 . . .  Organization Expenses (Developer Overhead)          267,456             38,000             229,456  $        0
22 . . .  Contingency (Soft Costs)                                  0                  0                   0  $        0
23 . . .  Other:
          a.                                                        0                  0                   0  $        0
          b.                                                        0                  0                   0  $        0
24 . . .  TOTAL SOFT COSTS (Lines 12 -23)             $       696,042  $          38,000  $          658,042  $        0
25 . . .  CUMULATIVE TOTALS (Lines 1, 11, 24)         $    11,927,845  $       2,023,092  $        1,779,753  $8,125,000


                          EXHIBIT D - DISBURSEMENT PLAN
Exhibit  D  to  CONSTRUCTION  LOAN AGREEMENT between PIZZA INN, INC., a Missouri
----------
corporation, as "Borrower", and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as
---
"Lender",  dated  as  of  December  28,  2000.
Timing  of  Disbursement.  Unless  another provision of this Agreement specifies
------------------------
otherwise, on or about the tenth (10th) day of each month, or at such other times as Lender may approve or determine more appropriate, Borrower shall submit to:

1.     Wells  Fargo  Bank,  National  Association
Disbursement  and  Operations  Center
2120  East  Park  Place,  Suite  100
El  Segundo,  CA  90245
Attention:  DISBURSEMENT  REPRESENTATIVE  HERE
Wells  Fargo  Bank,  National  Association
Disbursement  and  Operations  Center
2120  East  Park  Place,  Suite  100
El  Segundo,  CA  90245
Attention:  DISBURSEMENT  REPRESENTATIVE  HERE






a written itemized statement, signed by Borrower ("Application for Payment") setting forth:
1.1 a description of the work performed, material supplied and/or costs incurred or due for which disbursement is requested with respect to any line item ("Item") shown in Column D ("Disbursement Budget") of the Financial Requirement Analysis attached as Exhibit C to this Agreement; and
                                     ----------
1.2 the total amount incurred, expended and/or due for each requested Item less prior disbursements.
1.3 Each Application for Payment by Borrower shall constitute a representation and warranty by Borrower that Borrower is in compliance with all the conditions precedent to a disbursement specified in this Agreement.
2.     Lender's  Right  to Condition Disbursements.  Lender shall have the right
       -------------------------------------------
to  condition  any  disbursement  upon  Lender's  receipt  and  approval  of the following:
2.1     the  Application  for Payment and an itemized requisition for payment of
Item  2  shown  in  the  Disbursement  Budget  ("Hard  Costs");
2.2 bills, invoices, documents of title, vouchers, statements, payroll records, receipts and any other documents evidencing the total amount expended, incurred or due for any requested Items;
2.3 evidence of Borrower's use of a lien release, joint check and voucher system acceptable to Lender for payments or disbursements to any contractor, subcontractor, materialman, supplier or lien claimant;
2.4 architect's, inspector's and/or engineer's periodic certifications of the construction that has been completed and its conformance to the Plans and Specifications and governmental requirements based upon any such architect's, inspector's and/or engineer's periodic physical inspections of the Property and Improvements;
2.5 waivers and releases of any mechanics' lien, equitable lien claim or other lien claim rights;
2.6 evidence of Borrower's compliance with the provisions of the Articles and Sections of this Agreement entitled CONSTRUCTION and
                                              ------------
AUTHORITY/ENFORCEABILITY;
                       -
2.7 a written release executed by any surety to whom Lender has issued or will issue a set-aside letter and/or any public entity or agency which is a beneficiary under any instrument of credit or standby letter of credit which
Lender  has  issued  or  will  issue  with  respect  to  the  Loan;
2.8 valid, recorded Affidavit of Commencement and Affidavit of Completion for the Improvements or any portions of the Improvements for which an Affidavit of Commencement and Affidavit of Completion may be recorded under applicable law and within the applicable time as herein provided;
2.9 Certificate of Substantial Completion from the Architect and Engineer, if any, prior to the final retention disbursement of Hard Costs, as applicable;
2.10     any  other  document,  requirement, evidence or information that Lender may  request  under  any  provision  of  the  Loan  Documents;
2.11 evidence that any goods, materials, supplies, fixtures or other work in process for which disbursement is requested have been incorporated into the Improvements.
2.12 in the event any Application for Payment includes the cost of materials stored at a location other than the Property ("Offsite Materials"), such Application for Payment shall include each of the following: (a) evidence that the Offsite Materials have been purchased by Borrower, have been segregated from other materials in the facility and have been appropriately marked to indicate Borrower's ownership thereof and Lender's security interest therein; and (b) evidence that the Offsite Materials are insured as required by this Agreement; and (c) at Lender's request, a security agreement, financing statement and/or subordination agreement in form and substance satisfactory to Lender executed by the supplier of the Offsite Materials, and/or such other persons as Lender determines may have an interest in or claim to the Offsite Materials, together with such other additional documentation and evidence as Lender may reasonably require to assure itself that it has a perfected first priority lien on the Offsite Materials.
2.13 in the event that any Application for Payment includes the cost of materials stored on the Property ("Onsite Materials"), such Application for Payment shall include each of the following: (a) evidence that the Onsite Materials have been purchased by Borrower; (b) evidence that the Onsite Materials are insured as required hereunder; and (c) evidence that the Onsite
Materials are stored in an area on the Property for which adequate security is provided against theft and vandalism.
2.14 Lender shall have received a Down-Date Endorsement or other title report dated within five (5) days of the requested disbursement from the Title Company showing no state of facts objectionable to Lender (including, without limitation, a showing that title to the Property is vested in Borrower and that no claim for mechanics' or materialmen's liens has been filed against the Property or Improvements).
Borrower acknowledges that this approval process may result in disbursement delays and Borrower hereby consents to all such delays.
3.     Periodic Disbursement of Construction Costs.  As construction progresses,
       -------------------------------------------
the Disbursement Budget shall be periodically disbursed into the Account or to or for the benefit or account of the Borrower for the Construction Costs up to ninety percent (90%) of the maximum amount allocated for such Item less prior disbursements. The remaining ten percent (10%) ("Retention") shall be disbursed into the Account or to or for the benefit or account of the Borrower upon the later to occur of (i) thirty (30) days after the filing of the Affidavit of Completion herein contemplated if same is filed within ten (10) days after completion of construction of the Improvements in accordance with the Plans and Specifications and governmental requirements, or (ii) if such Affidavit of Completion is not filed within ten (10) days after completion of construction of the Improvements in accordance with the Plans and Specifications and governmental requirements, then upon the date that such Affidavit of Completion has been filed and Lender has received the following endorsements to the Title Policy in form and content satisfactory to Lender: a Down-Date Endorsement pursuant to Procedural Rule P-9b(4) and other endorsements amending the mechanic's and materialmen's lien coverage and, if applicable, deleting the pending disbursements clause pursuant to Procedural Rule P-8b(2).

                      EXHIBIT E - AFFIDAVIT OF COMMENCEMENT
Exhibit  E  to  CONSTRUCTION  LOAN AGREEMENT between PIZZA INN, INC., a Missouri
----------
corporation, as "Borrower", and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as
---
"Lender",  dated  as  of  ____________,  2000.
BEFORE ME, the undersigned authority, on this day personally appeared ___________________________________, the _________________________________ of
PIZZA INN, INC., a Missouri corporation ("Owner") and _____________________________________, the
________________________________________  of  _______________________________
("Contractor"), known to me to be the persons (collectively, "Affiants") whose names are subscribed below, and who, being by me first duly sworn, did each on his or her oath state as follows:
2.     Owner.  The  name  and  address  of  Owner  are:
       -----
Pizza  Inn,  Inc.
5050  Quorum,  Suite  500
Dallas,  Texas  75240
---------------------

4.     Contractor.  The  name  and  address  of  Contractor  are:
       ----------





5.     Original  Contractors.  The  name and address of each original contractor
       ---------------------
(other than Contractor) with Owner, presently known, after diligent inquiry, to the Affiants, Owner or Contractor, that is furnishing, or will furnish, labor, service, or materials (including specifically fabricated materials), for the construction of the Improvements, and the nature of such labor, service or materials (including specifically fabricated materials), are as stated on Exhibit "B" attached hereto and incorporated herein by reference for all
      ------
purposes.
      -
6.     Property.  Owner  is the owner of the real property (the "Land") situated
       --------
in  Denton  County,  Texas,  more  particularly  described  as  follows:
See  Exhibit  "A"  attached  hereto and incorporated herein by reference for all
     ------------
purposes.
7.     Commencement  Date.  Work,  as  contemplated  by  Texas  Property  Code
       ------------------                                -----  --------  ----
53.124(c)(4), on the Improvements actually commenced on _______________, 20__ at approximately ___________ o'clock __.m.
8.     Improvements.  The  improvements  ("Improvements"),  which  are being, or
       ------------
will be, constructed on the Land are generally described as single-family detached residences, constructed on the lot(s) or parcel(s) constituting all or a portion of the Land.
9.     Affidavit.  This Affidavit of Commencement has been jointly made by Owner
       ---------
and Contractor by and through an authorized representative of each, the same being the Affiants, and may be recorded by any person with the County Clerk of the county in which the Land is located, whereupon it shall be deemed to have been jointly filed by Owner and Contractor.
DATED  this  ____  day  of  _____________,  2000.
AFFIANTS:
--------



Print  Name:               ,
who  is  an  authorized  representative  of  Owner

Print  Name:               ,
who  is  an  authorized  representative  of  Contractor
STATE  OF  TEXAS

COUNTY  OF
SUBSCRIBED AND SWORN BEFORE ME by ________________________________ on this the _____ day of ______________, 2000.

[S  E  A  L]
My  Commission  Expires:     Notary  Public  -  State  of  Texas

          Printed  Name  of  Notary  Public


STATE  OF  TEXAS

COUNTY  OF
SUBSCRIBED AND SWORN BEFORE ME by ________________________________ on this the _____ day of ______________, 2000.

[S  E  A  L]
My  Commission  Expires:     Notary  Public  -  State  of  Texas

          Printed  Name  of  Notary  Public

                       EXHIBIT F - AFFIDAVIT OF COMPLETION
Exhibit  F  to  CONSTRUCTION  LOAN AGREEMENT between PIZZA INN, INC., a Missouri
----------
corporation, as "Borrower", and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as
---
"Lender",  dated  as  of  ____________,  2000.
BEFORE ME, the undersigned authority, on this day personally appeared _____________________________________ ____________________________ ("Affiant"),
the ________________________ of PIZZA INN, INC. ("Owner"), known to me to be the person whose name is subscribed below, and who, being by me first duly sworn, did on his oath state as follows:
1.     Owner.  The  name  and  address  of  Owner  are:
       -----
Pizza  Inn,  Inc.
5050  Quorum,  Suite  500
Dallas,  Texas  75240
---------------------

2.     Contractor.  The  name  and  address  of  Contractor  are:
        ----------





3.     Improvements.  Certain  improvements  ("Improvements")  were  furnished
        ------------
under an original contract ("Contract") between Owner and Contractor, which Improvements are generally described on Exhibit "B" attached hereto and
                                             ------------
incorporated  herein  by  reference  for  all  purposes.
4.     Real  Property.  Owner  is  the  owner  of  the  real  property  ("Real
        --------------
Property")  situated  in  Denton  County,  Texas, on which the Improvements were
        -
constructed and are located, which Real Property is more particularly described as follows:
See  Exhibit  "A"  attached  hereto and incorporated herein by reference for all
     ------------
purposes.
5.     Completion.  The  Improvements  under  the  Contract  between  Owner and
        ----------
Contractor  have  been  completed  within  the  meaning  of  Texas Property Code
                                                             ----- -------- ----
53.106(e), and the date of such completion was _________________, 19__ ("Date of Completion").
6.     Affiant.  The  Affiant  is an authorized representative of Owner and has
        -------
been duly authorized to execute this Affidavit of Completion and cause it to be recorded with the County Clerk of the county in which the Real Property is situated.
NOTICE: A CLAIMANT MAY NOT HAVE A LIEN ON RETAINED FUNDS UNLESS THE CLAIMANT FILES THE AFFIDAVIT CLAIMING A LIEN NOT LATER THAN THE 30TH DAY AFTER THE DATE OF COMPLETION.
DATED  as  of  the  _____  day  of  __________________,  2000.
AFFIANT:
-------
Print  Name:     ,
who  is  an  authorized  representative  of  Owner
STATE  OF  TEXAS

COUNTY  OF
SUBSCRIBED AND SWORN BEFORE ME by ________________________________ on this the _____ day of ______________, 2000.

[S  E  A  L]
My  Commission  Expires:     Notary  Public  -  State  of  Texas

          Printed  Name  of  Notary  Public
DALLAS_1\3422749\1
01/15/2001  -  4814-129
DALLAS_1\3422749\1
01/15/2001  -  4814-129